UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     June 14, 2021

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54495	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, Rezolute, Inc., a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, Rezolute Nevada Merger Corporation, a Nevada corporation (the “Company”), on June 18, 2021, pursuant to an Agreement and Plan of Merger, dated as of June 18, 2021 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). On June 18, 2021, the effective time of the Reincorporation Merger (the “Effective Time”), the Company was renamed “Rezolute Nevada Merger Corporation” and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Effective Time. The Reincorporation Merger was consummated by the filing of certificates of merger on June 18, 2021 with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) and the Secretary of State of the State of Nevada (the “Nevada Articles of Merger”). Copies of the Delaware Certificate of Merger and the Nevada Articles of Merger are filed as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. The Reincorporation Merger Agreement and transactions contemplated thereby were adopted by the stockholders of the Predecessor Registrant at the annual meeting of the stockholders of the Predecessor Registrant held on May 26, 2021 (the “Annual Meeting”).

At the Effective Time, pursuant to the Reincorporation Merger Agreement, (i) each outstanding share of common stock, par value $0.001 per share, of the Predecessor Registrant (“Predecessor Common Stock”), automatically converted into one share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”).

Similar to the shares of Predecessor Common Stock prior to the Reincorporation Merger, the shares of Company Common Stock trade on the NASDAQ Stock Market LLC under the symbol “RZLT”. In accordance with the Reincorporation Merger Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock automatically represents, without any action of the Predecessor Registrant’s stockholders, the same number of shares of Company Common Stock.

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the directors and officers of the Predecessor Registrant immediately prior to the Reincorporation Merger became the directors and officers of the Company and continued their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Registrant immediately prior to the Effective Time. In addition, the standing committees of the board of directors of the Predecessor Registrant (the Compensation Committee, Audit Committee, and Nominating and Governance Committee) and the members thereof remain unchanged following the Effective Time.

As a result of the Reincorporation Merger, the internal affairs of the Company ceased to be subject to the Delaware General Corporation Law (“DGCL”) or governed by the Predecessor Registrant’s Certificate of Incorporation (the “Delaware Certificate”) and its Bylaws (the “Delaware Bylaws”). As of the Effective Time, the Company is subject to the Nevada Revised Statutes (“NRS”) and is governed by the Company’s Amended and Restated Articles of Incorporation (the “Nevada Articles”) and Amended and Restated Bylaws (the “Nevada Bylaws”).

As part of the Reincorporation Merger, the stockholders approved an increase in the number of authorized shares of capital stock from 10,400,000 shares to 40,400,000 shares, consisting of (i) 40,000,000 shares of Company Common Stock (up from 10,000,000 shares of authorized Predecessor Common Stock), and (ii) 400,000 shares of preferred stock, par value $0.001 per share, of the Company (400,000 shares of authorized preferred stock, par value $0.001 per share, of the Predecessor Registrant).

While the Company sought to maintain the material rights of stockholders by adopting the Nevada Articles, the Nevada Bylaws with provisions similar to the provisions of the Delaware Certificate and Delaware Bylaws there are also key differences that may impact the rights of stockholders. A description of these differences, as well as certain differences between the NRS and the DGCL, are included in the definitive proxy statement filed by the Predecessor Registrant with the Securities and Exchange Commission on April 28, 2021 (as supplemented, from time to time, the “2021 Proxy”), under “Proposal 4”, which is incorporated herein by reference.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01, including those incorporated by reference to the 2021 Proxy, does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The descriptions of the Nevada Articles and the Nevada Bylaws contained herein, including those incorporated by reference to the 2021 Proxy, do not purport to be complete and are qualified in their entirety by the full text of the Nevada Articles and the Nevada Bylaws filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock and Company Series A Preferred Stock, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed and succeeded to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended June 30, 2020, Quarterly Reports on Form 10-Q for the quarters ended September 30, 2020, December 31, 2020, March 31, 2021 and Current Reports on Form 8-K filed prior to the date hereof, which are incorporated herein by reference.

Item 3.03 - Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2021 the Board granted options to purchase shares of the Company’s common stock to the members of the board of directors, certain of its officers and employees. In determining the option grant awards, the Compensation Consultant and the compensation committee reviewed a relevant comparable market data.

As part of the foregoing option grant, the Company granted options under its 2021 Equity Plan to purchase the following number of shares of the Company’s common stock: (i) Nevan Elam, Chief Executive Officer, 375,000 shares; (ii) Nerissa Kreher, 10,000 shares; (iii) Wladimir Hogenhuis, 10,000 shares; (iv) Gil Labrucherie, 5,000 shares and (v) Philippe Fauchet, 2,000 shares. All of the options have an exercise price of $12.28 per share and vest over 36 months.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of June 18, 2021, by and between Rezolute, Inc. and Rezolute Nevada Merger Corporation
3.1	Delaware Certificate of Merger, effective as of June 18, 2021
3.2	Nevada Articles of Merger, effective as of June 18, 2021
3.3	Amended and Restated Articles of Incorporation of Rezolute Nevada Merger Corporation
3.4	Amended and Restated Bylaws of Rezolute Nevada Merger Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: June 18, 2021	By:	/s/ Nevan Elam
Nevan Elam
Chief Executive Officer